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                                ING EQUITY TRUST
                               ING MAYFLOWER TRUST
                           ING INVESTMENT FUNDS, INC.
                                 ING FUNDS TRUST
                                ING MUTUAL FUNDS

                      Supplement Dated June 1, 2004 to the

      ING Domestic Equity Growth Funds, ING Domestic Equity Value Funds and
                      ING Domestic Equity and Income Funds
            Classes A, B, C and M Prospectus dated September 30, 2003

                  ING Fixed Income Funds and Money Market Funds
              Classes A, B, C and M Prospectus dated August 1, 2003

              ING International Equity Funds and ING International
                    Global Equity Funds Classes A, B, C and M
                         Prospectus dated March 1, 2004

                         ING Principal Protection Fund X
                Classes A, B and C Prospectus dated April 6, 2004

                             ING LargeCap Value Fund
              Classes A, B and C Prospectus dated February 1, 2004


ING PRINCIPAL PROTECTION FUND X AND ING LARGECAP VALUE FUND

The Funds are lowering the cut-off at which purchases of Class B shares will be declined from $250,000 to $100,000, effective June 1, 2004. To reflect this change, as well as provide additional discussion of different class options, the last paragraph in the section entitled "Shareholder Guide - Choosing a Share Class - ING Purchase Options" is deleted and replaced by the following:

      When choosing between classes, you should carefully consider:

            -     How long you plan to hold the Fund;

            -     The size of your investment;

            - The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

            -     Whether you qualify for any sales charge discounts.

      The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than class A shares. Orders for Class B shares in excess of $100,000 will be declined.

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      If you invest through omnibus account arrangements with financial intermediaries, note that the Funds generally are not able to identify an individual investor's trading activities. Therefore, the Funds would not be able to detect whether a shareholder's investment in Class B shares exceeded $100,000. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.

      You also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. In addition, the Statement of Additional Information, which is available without charge upon request, discusses specific classes of investors who may be eligible for a reduced sales charge. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional.

ALL OTHER FUNDS

The Funds are lowering the cut-off at which purchases of Class B shares will be declined from $250,000 to $100,000, effective June 1, 2004. To reflect this change, as well as provide additional discussion of different class options, the last paragraph in the section entitled "Shareholder Guide - Choosing a Share Class - ING Purchase Options" is deleted and replaced by the following:

      When choosing between classes, you should carefully consider:

            -     How long you plan to hold the Fund;

            -     The size of your investment;

            - The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

            -     Whether you qualify for any sales charge discounts.

      The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B, Class C and Class M shares pay correspondingly lower dividends and may have a lower net asset value than class A shares. Orders for Class B shares and Class M shares in excess of $100,000 and $1,000,000 respectively, will be declined.

      If you invest through omnibus account arrangements with financial intermediaries, note that the Funds generally are not able to identify an individual investor's trading activities. Therefore, the Funds would not be able to detect whether a shareholder's investment in Class B shares exceeded $100,000 or $1,000,000 in the case of Class M shares. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.

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      You also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. In addition, the Statement of Additional Information, which is available without charge upon request, discusses specific classes of investors who may be eligible for a reduced sales charge. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE